EXHIBIT 10(c)(2)
                                                 ----------------
                    OSG SHIP MANAGEMENT, INC.

                              BASIC

             SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                EFFECTIVE AS OF OCTOBER 30, 1998



          This Plan is established effective as of October 30, 1998 ( the "Effective Date"). Effective as of the Effective Date, OSG Ship Management, Inc. (the "Company") became the employer of substantially all of the former employees of Maritime Overseas Corporation ("MOC"). Prior to the Effective Date, MOC maintained two supplemental effective retirement plans, both primarily for the purpose of providing supplementary retirement benefits for a select group of management and highly compensated employees of MOC - the Basic Supplemental Executive Retirement Plan (the "MOC Basic SERP") and the Supplemental Executive Retire ment Plan Plus (the "MOC SERP Plus").

          This Plan applies to participants in the MOC Basic SERP who are not in pay status under the MOC Basic SERP on the Effective Date and who elect, in writing, to waive any rights to benefits under the MOC Basic SERP. This Plan also applies to future Participants designated by the Board.

1.    DEFINITIONS.   For  purposes of this  Plan,  the  following
definitions apply:

     (a) "ACTUARIAL EQUIVALENT" means an amount equal in value on an actuarial basis, as determined by an actuary selected by the Committee, based upon the mortality and interest rates set forth in the Qualified Plan, as amended from time to time.

     (b) "BASIC SUPPLEMENTAL BENEFIT" means the lump sum benefit payable under this Plan.

     (c)  "BOARD" means the Board of Directors of the Company.

     (d) "CHANGE OF CONTROL" means a change of control as provided in Exhibit A hereto.

     (e) "CODE" means the Internal Revenue Code of 1986, as amended.

     (f) "COMMITTEE" means the committee, if any, appointed by the Board to administer this Plan on its behalf. If no committee is appointed, the Board shall be deemed to be the Committee.

     (g) "COMPANY" means OSG Ship Management, Inc. or any successor thereto as a result of a merger or consolidation.

     (h)  "EMPLOYEE" means any person employed by the Company.

     (i)   "ERISA" means the Employee Retirement Income  Security
Act of 1974, as amended.

     (j) "INITIAL PAYMENT DATE" means, except as otherwise provided herein, the first day of the month coinciding with or next following the latest of (i) three (3) months after the date on which the Participant incurs a Termination of Employment, (ii) the Participant's fifty-fifth (55th) birthday, or (iii) such later date as the Participant elects in a writing filed with the Committee at least one (1) year prior to the Employee's Termina tion of Employment, provided that such election is approved by the Committee in its sole discretion. Such an election may be revoked by the Participant by written notice filed with the Committee at least one (1) year prior to Termination of Employ ment. Any election made under the Prior Plan shall be deemed to be an election made under this Plan.

     (k)  "MOC" means Maritime Overseas Corporation.

     (l) "OSG" means Overseas Shipholding Group, Inc. or any successor thereto as a result of a merger or consolidation.

     (m) "PARTICIPANT" means the persons set forth on Exhibit B hereto and any other Employee of the Company who is designated as a Participant in this Plan by the Board.

     (n) "PARTICIPATING ENTITY" means any entity that partici pates in the Qualified Plan or that is otherwise classified as a Participating Entity by the Committee.

     (o)   "PLAN"  means  this  OSG Ship Management,  Inc.  Basic
Supplemental Executive Retirement Plan, as amended from time to time.

     (p) "QUALIFIED PLAN" means the Pension Plan for Employees of OSG Ship Management, Inc., as it is amended from time to time
(formerly,  the  Pension Plan for Employees of Maritime  Overseas
Corporation).

     (q) "STANDARD FORM" means a straight life annuity with no contingent benefit and no period certain.

     (r) "TERMINATION OF EMPLOYMENT" means termination of employment as an Employee of the Company and all Participating Entities for any reason whatsoever, including but not limited to death, retirement, resignation or firing (with or without cause).

2.   BASIC SUPPLEMENTAL BENEFITS.

     (a) The Basic Supplemental Benefit shall be equal to the Actuarial Equivalent lump sum of the (i) hypothetical vested monthly accrued benefit (based on the provisions of the Qualified
Plan) in the Standard Form the Participant would have received under the Qualified Plan (based solely on the Participant's compensation and service with the Company and MOC), on the
Initial Payment Date if the limitations of Code Sections 401(a)(17), 415 and 416 (as applied under the Qualified Plan) did not apply, less (ii) the Actuarial Equivalent monthly benefit on the Initial Payment Date of the Participant's actual monthly benefit in the Standard Form being received (or, if not then being received, assuming benefits under the Qualified Plan then commenced) under the Qualified Plan. The Basic Supplemental Benefit shall be calculated based on all compensation and service recognized under the Qualified Plan, whether or not with the Company or MOC, and then prorated as set forth in (b) below.

     (b) If the compensation and service used in determining the Basic Supplemental Benefit pursuant to (a) above includes compensation or service with a Participating Entity other than the Company and MOC, the Basic Supplemental Benefit paid hereunder shall be limited to the allocable portion attributable to the Company. The allocable portion attributable to the Company shall be determined by (i) calculating the total benefit payable under the Qualified Plan and this Plan, if any, to a Participant from each Participating Entity based only on his compensation and service with such Participating Entity (but aggregating total Hours of Employment in a Plan Year for purposes of determining Years of Service) and (ii) multiplying the Basic Supplemental Benefit under this Plan by the ratio of such benefit attributable to the Company or MOC to the aggregate benefit attributable to all Participating Entities. Notwithstanding the foregoing, the Committee may, in its sole discretion, if it determines it to be equitable based on the Participant's compensation and service, otherwise allocate responsibility for any portion of the Basic Supplemental Benefit, provided that the Participating Entity allocated to has a plan similar to this and its committee agrees to such allocation. The Company shall not be responsible for any portion of the Basic Supplemental Benefit attributable to or allocated to service with another Participat ing Entity and no such other Participating Entity shall have any obligation by virtue of the Plan.

3.   PAYMENT.

     (a) BASIC FORM OF BENEFIT. Subject to (b) below, a Par ticipant's Basic Supplemental Benefit shall be paid in the form of a lump sum benefit, payable as soon as administratively feasible after the Initial Payment Date.

     (b) OPTIONAL FORM OF BENEFIT. The Participant shall have the right, in a writing filed with the Committee, to elect a form of benefit other than that specified in (a) above, provided, however, that such optional form of benefit is available under the Qualified Plan on the Initial Payment Date and that such election is made and filed at least one (1) year prior to the Participant's Termination of Employment and is approved by the Committee in its sole discretion. Such an election may be revoked by the Participant by written notice filed with the Committee at least one (1) year prior to Termination of Employ ment. Any election made under the Prior Plan shall be deemed to be an election made under this Plan.

     (c) RIGHT TO ACCELERATE PAYMENT. Notwithstanding anything else herein, the Company shall have the right, in its sole and absolute discretion, to accelerate the payment of any Basic
Supplemental Benefit payable hereunder; provided, that any accelerated payment(s) shall be equal to the Actuarial Equivalent of the Participant's Basic Supplemental Benefit assuming that the acceleration date is the Initial Payment Date and that the Participant has commenced to receive his benefit under the Qualified Plan on the date of such payment.

     (d) CHANGE OF CONTROL. Notwithstanding the above, upon the occurrence of a Change of Control, the Actuarial Equivalent of each Participant's then accrued Basic Supplemental Benefit (calculated based on the assumption that the Participant has commenced to receive his benefit under the Qualified Plan on the date of such payment) shall be promptly paid in a lump sum to such Participant and, the Actuarial Equivalent of such payment shall be offset from the Basic Supplemental Benefit due the Participant on the Initial Payment Date.

     (e) FORFEITURE. A Participant shall, in the sole discre tion of the Committee, forfeit his Basic Supplemental Benefit in the event that within three (3) years after his Termination of Employment he engages, without the prior written consent of the Committee, in any activity which the Committee, in its sole discretion, believes to be competitive with the activities of the Company or OSG. Such forfeiture shall be equal to the greater of
(i) the unpaid portion of his Basic Supplemental Benefit and (ii) the portion of his Basic Supplemental Benefit, whether theretofore paid or not paid, which in the Standard Form would be attributable to the period after which he commences to compete. To the extent any forfeited amounts shall have theretofore been paid to the Participant, upon demand, he shall promptly refund such amounts to the Company. If he fails to promptly do so, he shall be liable to the Company for its costs of collection,
including  reasonable  attorneys' fees and  disbursements.   This
Section 3(e) shall not be applicable to any Participants whose Termination of Employment is less than ninety (90) days before or less than two (2) years after a Change of Control.

4.   DEATH OF PARTICIPANT.

     (a) DEATH PRIOR TO INITIAL PAYMENT DATE. In the event of the death of a Participant who has accrued a Basic Supplemental Benefit prior to his Initial Payment Date, his spouse and/or beneficiary shall receive a benefit calculated in the same manner as in the Qualified Plan (but without regard to Code Sections 401(a)(17), 415 and 416)) to the extent such benefit would be receivable under the terms of the Qualified Plan upon his death prior to commencement of benefits if the benefit was payable from the Qualified Plan less the benefit payable from the Qualified Plan. His spouse and/or beneficiary shall be the same persons or entities as designated or determined under the Qualified Plan. The benefit payable hereunder, however, shall be paid in an Actuarial Equivalent lump sum as soon as administratively feasi ble after the Participant's death.

       (b) DEATH AFTER INITIAL PAYMENT DATE. If a Participant dies on or after the Initial Payment Date, no death benefits will be payable hereunder upon the death of the Participant unless the Participant is receiving a form of benefit with a survivor benefit pursuant to Section 3(b) above. If a Participant is receiving a form of benefit with a survivor benefit, any benefits becoming due will, subject to Section 3(c) above, be paid in accordance with such form of benefit.

5.   REEMPLOYMENT.

          If a Participant is reemployed by the Company after commencing to receive a Basic Supplemental Benefit hereunder but does not again become a Participant, the Company shall have the right at its election to suspend benefits payable hereunder during such period of employment with an appropriate Actuarial Equivalent adjustment in his benefits when they recommence. If the former Participant again becomes a Participant accruing benefits under the Plan, he shall cease to receive Basic Supplemental Benefits, his prior election as to his form of benefit shall be deemed cancelled, he shall have his benefits recalculated based on his entire service for the Company offset by the Actuarial Equivalent of the previously received Basic Supplemental Benefit, and benefits shall be payable in accordance with Sections 3 and 4 above. In no event shall the combined Basic Supplemental Benefit (as actuarially adjusted to reflect Actuarial Equivalents) be greater than the Basic Supplemental Benefit the Participant would have received if his service had been continuous.

6.   CLAIMS PROCEDURE.

     (a) The Committee shall be responsible for determining all claims for benefits under this Plan by the Participants or their beneficiaries. Within ninety (90) days after receiving a claim (or within up to one hundred eighty (180) days, if the claimant is so notified, including notification of the reason for the delay), the Committee shall notify the Participant or beneficiary of its decision in writing, giving the reasons for its decision if adverse to the claim. If the decision is adverse to the claimant, the Committee shall advise him of the Plan provisions involved, of any additional information which he must provide to perfect his claim and why, and of his right to request a review of the decision.

     (b) A claimant may request a review of an adverse decision by written request to the Committee made within sixty (60) days after receipt of the decision. The claimant, or his duly autho rized representative, may review pertinent documents and submit written issues and comments.

     (c) Within sixty (60) days after receiving a request for review, the Committee shall notify the claimant in writing of
(i) its decision, (ii) the reasons therefore, and (iii) the Plan provisions upon which it is based.

     (d) The Committee may at any time alter the claims proce dure set forth above, so long as the revised claims procedure complies with ERISA, and the regulations issued thereunder.

     (e) The Committee shall have the full power and authority to interpret, construe and administer this Plan in their sole discretion based on the provisions of the Plan and to decide any questions and settle all controversies that may arise in connec tion with the Plan. Both the Committee's and the Board's inter pretations and construction thereof, and actions thereunder, made in the sole discretion of the Committee and the Board, including any valuation of the Basic Supplemental Benefit, any determination under this Section 6, or the amount of the payment to be made hereunder, shall be final, binding and conclusive on all persons for all persons. No member of the Board or Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan.

     (f) The Board shall determine, subject to the provisions of this Plan: (i) the additional Employees who shall participate in the Plan from time to time; and (ii) when an Employee shall cease to be a Participant.

7.   CONSTRUCTION OF PLAN.

          Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relation ship between the Company and the Participants, their designated beneficiaries or any other person. Any funds which may be invested under the provisions of this Plan shall continue for all purposes to be part of the general funds of the Company and no person other than the Company shall by virtue of the provisions of this Plan have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

8.   MINORS AND INCOMPETENTS.

          If the Committee shall find that any person to whom payment is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal represen tative) may be paid to the spouse, a child, parent, or brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine it its sole discretion. Any such payment shall be a complete discharge of the liabilities of the Company, the Committee and the Board under this Plan.

9.   LIMITATION OF RIGHTS.

          Nothing contained herein shall be construed as confer ring upon an Employee the right to continue in the employ of the Company as an executive or in any other capacity or to interfere with the Company's right to discharge him at any time for any reason whatsoever.

10.  PAYMENT NOT SALARY.

          Any Basic Supplemental Benefit payable under this Plan shall not be deemed salary or other compensation to the Employee for the purposes of computing benefits to which he may be entitled under any pension plan or other arrangement of the Company for the benefit of its employees.

11.  SEVERABILITY.

          In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be con strued and enforced as if such illegal and invalid provision never existed.

12.  WITHHOLDING.

          The Company shall have the right to make such provi sions as it deems necessary or appropriate to satisfy any obliga tions it may have to withhold federal, state or local income or other taxes incurred by reason of payments or accrual pursuant to this Plan.

13.  ASSIGNMENT.

          This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Participants and their heirs, executors, administrators and legal representatives. In the event that the Company sells all or substantially all of the assets of its business and the acquiror of such assets assumes the obligations hereunder, the Company shall be released from any liability imposed herein and shall have no obligation to provide any benefits payable hereunder.

14.  NON-ALIENATION OF BENEFITS.

          The benefits payable under this Plan shall not be subject to alienation, transfer, assignment, garnishment, execu tion or levy of any kind, and any attempt to cause any benefits to be so subjected shall not be recognized.

15.  GOVERNING LAW.

          To the extent legally required, the Code and ERISA shall govern this Plan and, if any provision hereof is in viola tion of any applicable requirement thereof, the Company reserves the right to retroactively amend this Plan to comply therewith. To the extent not governed by the Code and ERISA, this Plan shall be governed by the laws of the State of New York, without regard to conflict of law provisions.

16.  AMENDMENT OR TERMINATION OF PLAN.

          The Board or the Committee may amend this Plan from time to time in any respect, and may at any time terminate the Plan in its entirety. In addition, at any time, the Board or the Committee may exclude any Participant from further participation in the Plan. In the event of any amendment, Termination or exclusion, the Participant shall have a vested right to a benefit from this Plan equal to his total vested benefit from this Plan as of the date of such Termination, amendment or exclusion reduced by future growth, if any, of the benefit under the Qualified Plan attributable to increases thereafter, but prior to payment of the benefit, in the Code Sections 401(a)(17), 415 and 416 limits, including without limitation increase in the
Participant's final average compensation recognized under the Qualified Plan as a result of increases in the Code 401(a)(17) limit even though it is applied to future earnings so long as it is not in excess of the Participant's compensation at the time of the amendment, termination or exclusion, but not increases in the Qualified Plan benefit attributable to future service credit, future compensation, future vesting or increase in the benefit formula. In the event of a Termination of the Plan or exclusion of a Participant, the Company may distribute to each or any Participant, as it deems appropriate, the Actuarial Equivalent of his accrued benefit as of such date (as if a Termination of Employment had occurred) and have no further obligation hereun der. Section 3(e) above shall continue to apply to the Partici pant. Any such action by the Board or the Committee with respect to the Plan shall be binding on the Company and Employee.

17.  NON-EXCLUSIVITY.

          The adoption of the Plan by the Company shall not be construed as creating any limitations on the power of the Company to adopt such other supplemental retirement income arrangements as it deems desirable, and such arrangements may be either generally applicable or limited in application.

18.  GENDER AND NUMBER.

          Wherever used in this Plan, the masculine shall be deemed to include the feminine and the singular shall be deemed to include the plural, unless the context clearly indicates otherwise.

19.  HEADINGS AND CAPTIONS.

          The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 30th day of October, 1998.

                              OSG SHIP MANAGEMENT, INC.

                              By:
                                -----------------------
                                 Title:

                            EXHIBIT A


CHANGE OF CONTROL

          For purposes of this Plan, a "Change of Control" shall be deemed to have occurred if: (i) any person (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof)), excluding MOC, the Company, Overseas Shipholding Group, Inc. ("OSG"), any "Subsidiary" of either, any employee benefit plan sponsored or maintained by the Company, OSG or any Subsidiary of either (including any trustee of any such plan acting in his capacity as trustee) and any person who (or group which includes a person who) is the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) as of January 1, 1994 of at least fifteen percent (15%) of the common stock of OSG, becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of OSG having at least thirty percent (30%) of the total number of votes that may be cast for the election of directors of OSG; (ii) the shareholders of OSG shall approve any merger or other business combination of OSG, sale of all or substantially all of OSG's assets or combination of the foregoing transactions (a "Transaction"), other than a Transac tion involving only OSG and one or more of its Subsidiaries, or a Transaction immediately following which the shareholders of OSG immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity (excluding for this purpose any shareholder of OSG owning directly or indirectly more than ten percent (10%) of the shares of the other company in volved in the Transaction if such shareholder is not as of January 1, 1994, the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of at least fifteen percent (15%) of the common stock of OSG); or (iii) within any twenty-four (24) month period beginning on or after the date hereof, the persons who were directors of OSG immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the board of directors of OSG, or the board of directors of any successor to OSG (the "Board"), provided that, any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Regulation 14a-11 promulgated under the Exchange Act or any successor provision. Notwithstanding the foregoing, no Change of Control of OSG shall be deemed to have occurred for purposes of this Plan by reason of any Transaction which shall have been approved by action or vote of a majority of the Incumbent Direc tors.

                                                 EXHIBIT 10(c)(2)
                                                 ----------------
                    OSG SHIP MANAGEMENT, INC.

             SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                              PLUS

                EFFECTIVE AS OF OCTOBER 30, 1998



           This Plan is established effective as of October 30, 1998 (the "Effective Date"). Effective as of the Effective Date, OSG Ship Management, Inc. (the "Company") became the employer of substantially all of the former employees of Maritime Overseas Corporation ("MOC"). Prior to the Effective Date, MOC maintained two supplemental effective retirement plans, both primarily for the purpose of providing supplementary retirement benefits for a select group of management and highly compensated employees of MOC - the Basic Supplemental Executive Retirement Plan (the "MOC Basic SERP") and the Supplemental Executive Retirement Plan Plus (the "MOC SERP Plus").

           Immediately prior to the Effective Date there were  no
participants  under  the MOC SERP Plus.   This  Plan  applies  to
future Participants designated by the Board.

1.    DEFINITIONS.   For  purposes of this  Plan,  the  following
definitions apply:

      (a) "ACTUARIAL EQUIVALENT" means an amount equal in value on an actuarial basis, as determined by an actuary selected by the Committee, based upon the mortality and interest rates set forth in the Qualified Plan, as amended from time to time.

      (b)  "BASIC PLAN" means the OSG Ship Management, Inc. Basic
Supplemental Executive Retirement Plan.

     (c)  "BOARD" means the Board of Directors of the Company.

      (d) "CHANGE OF CONTROL" means a change of control as provided in Exhibit A hereto.

      (e) "CODE" means the Internal Revenue Code of 1986, as amended.

      (f) "COMMITTEE" means the committee, if any, appointed by the Board to administer this Plan on its behalf. If no committee is appointed, the Board shall be deemed to be the Committee.

      (g) "COMPANY" means OSG Ship Management, Inc. or any successor thereto as a result of a merger or consolidation.

     (h)  "EMPLOYEE" means any person employed by the Company.

      (i)   "ERISA" means the Employee Retirement Income Security
Act of 1974, as amended.

      (j) "INITIAL PAYMENT DATE" means, except as otherwise provided herein, the first day of the month coinciding with or next following the latest of (i) three (3) months after the date on which the Participant incurs a Termination of Employment, (ii) the Participant's fifty-fifth (55th) birthday, or (iii) such later date as the Participant elects in a writing filed with the Committee at least one (1) year prior to the Employee's Termination of Employment, provided that such election is approved by the Committee in its sole discretion. Such an election may be revoked by the Participant by written notice filed with the Committee at least one (1) year prior to Termination of Employment. Any election made under the Prior Plan shall be deemed to be an election made under this Plan.

     (k)  "MOC" means Maritime Overseas Corporation.

      (l) "OSG" means Overseas Shipholding Group, Inc. or any successor thereto as a result of a merger or consolidation.

      (m) "PARTICIPANT" means the persons set forth on Exhibit B hereto and any other Employee of the Company who is designated as a Participant in this Plan by the Board.

       (n)    "PARTICIPATING  ENTITY"  means  any   entity   that
participates   in  the  Qualified  Plan  or  that  is   otherwise
classified as a Participating Entity by the Committee.

       (o)    "PLAN"   means  this  OSG  Ship  Management,   Inc.
Supplemental Executive Retirement Plan Plus, as amended from time to time.

      (p) "QUALIFIED PLAN" means the Pension Plan for Employees of OSG Ship Management, Inc., as it is amended from time to time
(formerly,  the  Pension Plan for Employees of Maritime  Overseas
Corporation).

      (q) "STANDARD FORM" means a straight life annuity with no contingent benefit and no period certain.

      (r) "SUPPLEMENTAL PLUS BENEFIT" means the lump sum benefit payable under this Plan.

      (s) "TERMINATION OF EMPLOYMENT" means termination of employment as an Employee of the Company and all Participating Entities for any reason whatsoever, including but not limited to death, retirement, resignation or firing (with or without cause).

2.   SUPPLEMENTAL PLUS BENEFIT.

      (a) The Supplemental Plus Benefit shall be equal to the Actuarial Equivalent lump sum of the (i) hypothetical vested monthly accrued benefit (based on the provisions of the Qualified
Plan) in the Standard Form the Participant would have received under the Qualified Plan, on the Initial Payment Date if the limitations of Code Sections 401(a)(17), 415 and 416 (as applied under the Qualified Plan) did not apply and the Participant was credited with such additional service and compensation that the Board, in its sole discretion, recognizes for purposes of the Supplemental Plus Benefit, less (ii) the Actuarial Equivalent monthly benefit on the Initial Payment Date of the Participant's actual monthly benefit in the Standard Form being received (or, if not then being received, assuming benefits under the Qualified Plan and Basic Plan then commenced) under the Qualified Plan and the Basic Plan.

      (b) If the additional compensation and service used in determining the Supplemental Plus Benefit pursuant to (a) above includes compensation or service with a Participating Entity other than the Company or MOC, the Supplemental Plus Benefit paid hereunder shall be limited to the allocable portion attributable to the Company. The allocable portion attributable to the
Company shall be determined by (i) calculating the total Supplemental Plus Benefit payable to a Participant from each Participating Entity based only on any additional recognized service and compensation and (ii) multiplying the Supplemental Plus Benefit under this Plan by the ratio of such benefit attributable to the additional service and compensation recognized by the Company and MOC to the aggregate benefit attributable to all Participating Entities. Notwithstanding the foregoing, the Committee may, in its sole discretion, if it determines it to be equitable based on the Participant's compensation and service, otherwise allocate responsibility for any portion of the Supplemental Plus Benefit, provided that the Participating Entity allocated to has a plan similar to this and its committee agrees to such allocation. The Company shall not be responsible for any portion of the Supplemental Plus Benefit attributable to or allocated to service with another Participating Entity and no such other Participating Entity shall have any obligation by virtue of the Plan.

      (c) The Board, in its sole discretion, may increase a Participant's Supplemental Plus Benefit, his recognized service or his recognized compensation and may establish such conditions on such increase as it deems appropriate. Extra service shall be recognized as provided in Exhibit C hereto.

3.   PAYMENT.

      (a)   BASIC  FORM  OF BENEFIT.  Subject  to  (b)  below,  a
Participant's Supplemental Plus Benefit shall be paid in the form of a lump sum benefit, payable as soon as administratively feasible after the Initial Payment Date.

      (b) OPTIONAL FORM OF BENEFIT. The Participant shall have the right, in a writing filed with the Committee, to elect a form of benefit other than that specified in (a) above, provided, however, that such optional form of benefit is available under the Qualified Plan on the Initial Payment Date and that such election is made and filed at least one (1) year prior to the
Participant's  Termination of Employment and is approved  by  the
Committee in its sole discretion. Such an election may be revoked by the Participant by written notice filed with the Committee at least one (1) year prior to Termination of Employment. Any election made under the Prior Plan shall be deemed to be an election made under this Plan.

      (c) RIGHT TO ACCELERATE PAYMENT. Notwithstanding anything else herein, the Company shall have the right, in its sole and absolute discretion, to accelerate the payment of any Supplemental Plus Benefit payable hereunder; provided, that any accelerated payment(s) shall be equal to the Actuarial Equivalent of the Participant's Supplemental Plus Benefit assuming that the acceleration date is the Initial Payment Date and that the Participant has commenced to receive his benefits under the Qualified Plan and Basic Plan on the date of such payment.

     (d) CHANGE OF CONTROL. Notwithstanding the above, upon the occurrence of a Change of Control, the Actuarial Equivalent of each Participant's then accrued Supplemental Plus Benefit (calculated based on the assumption that the Participant has commenced to receive his benefits under the Qualified Plan and Basic Plan on the date of such payment) shall be promptly paid in a lump sum to such Participant and, the Actuarial Equivalent of such payment shall be offset from the Supplemental Plus Benefit due the Participant on the Initial Payment Date.

       (e) FORFEITURE. A Participant shall, in the sole discretion of the Committee, forfeit his Supplemental Plus Benefit in the event that within three (3) years after his Termination of Employment he engages, without the prior written consent of the Committee, in any activity which the Committee, in its sole discretion, believes to be competitive with the activities of the Company or OSG. Such forfeiture shall be equal to the greater of (i) the unpaid portion of his Supplemental Plus Benefit and (ii) the portion of his Supplemental Plus Benefit, whether theretofore paid or not paid, which in the Standard Form would be attributable to the period after which he commences to compete. To the extent any forfeited amounts shall have theretofore been paid to the Participant, upon demand, he shall promptly refund such amounts to the Company. If he fails to promptly do so, he shall be liable to the Company for its costs of collection, including reasonable attorneys' fees and disbursements. This Section 3(e) shall not be applicable to any Participants whose Termination of Employment is less than ninety
(90) days before or less than two (2) years after a Change of Control.

4.   DEATH OF PARTICIPANT.

      (a) DEATH PRIOR TO INITIAL PAYMENT DATE. In the event of the death of a Participant who has accrued a Supplemental Plus Benefit prior to his Initial Payment Date, his spouse and/or beneficiary shall receive a benefit calculated in the same manner as in the Qualified Plan (based on the Participant's compensation and service with the Company that the Board, in its discretion, recognizes for purposes of the Supplemental Plus Benefit but without regard to Code Sections 401(a)(17), 415 and 416) to the extent such benefit would be receivable under the terms of the Qualified Plan upon his death prior to commencement of benefits if the benefit was payable from the Qualified Plan less the benefits payable from the Qualified Plan and Basic Plan. His spouse and/or beneficiary shall be the same persons or entities as designated or determined under the Qualified Plan. The benefit payable hereunder, however, shall be paid in an Actuarial Equivalent lump sum as soon as administratively feasible after the Participant's death.

      (b) DEATH AFTER INITIAL PAYMENT DATE. If a Participant dies on or after the Initial Payment Date, no death benefits will be payable hereunder upon the death of the Participant unless the Participant is receiving a form of benefit with a survivor benefit pursuant to Section 3(b) above. If a Participant is receiving a form of benefit with a survivor benefit, any benefits becoming due will, subject to Section 3(c) above, be paid in accordance with such form of benefit.

5.   REEMPLOYMENT.

           If a Participant is reemployed by the Company after commencing to receive a Supplemental Plus Benefit hereunder but does not again become a Participant, the Company shall have the right at its election to suspend benefits payable hereunder during such period of employment with an appropriate Actuarial Equivalent adjustment in his benefits when they recommence. If the former Participant again becomes a Participant accruing benefits under the Plan, he shall cease to receive Supplemental Plus Benefits, his prior election as to his form of benefit shall be deemed cancelled, he shall have his benefits recalculated based on his entire service for the Company offset by the Actuarial Equivalent of the previously received Supplemental Plus Benefit, and benefits shall be payable in accordance with
Sections 3 and 4 above. In no event shall the combined Supplemental Plus Benefit (as actuarially adjusted to reflect Actuarial Equivalents) be greater than the Supplemental Plus Benefit the Participant would have received if his service had been continuous.

6.   CLAIMS PROCEDURE.

      (a) The Committee shall be responsible for determining all claims for benefits under this Plan by the Participants or their beneficiaries. Within ninety (90) days after receiving a claim (or within up to one hundred eighty (180) days, if the claimant is so notified, including notification of the reason for the delay), the Committee shall notify the Participant or beneficiary of its decision in writing, giving the reasons for its decision if adverse to the claim. If the decision is adverse to the claimant, the Committee shall advise him of the Plan provisions involved, of any additional information which he must provide to perfect his claim and why, and of his right to request a review of the decision.

      (b) A claimant may request a review of an adverse decision by written request to the Committee made within sixty (60) days after receipt of the decision. The claimant, or his duly authorized representative, may review pertinent documents and submit written issues and comments.
      (c) Within sixty (60) days after receiving a request for review, the Committee shall notify the claimant in writing of
(i) its decision, (ii) the reasons therefore, and (iii) the Plan provisions upon which it is based.

      (d)   The  Committee  may  at any  time  alter  the  claims
procedure  set  forth  above,  so  long  as  the  revised  claims
procedure  complies  with  ERISA,  and  the  regulations   issued
thereunder.

      (e) The Committee shall have the full power and authority to interpret, construe and administer this Plan in their sole discretion based on the provisions of the Plan and to decide any questions and settle all controversies that may arise in connection with the Plan. Both the Committee's and the Board's interpretations and construction thereof, and actions thereunder, made in the sole discretion of the Committee and the Board, including any valuation of the Supplemental Plus Benefit, any determination under this Section 6, or the amount of the payment to be made hereunder, shall be final, binding and conclusive on all persons for all persons. No member of the Board or Committee shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan.

     (f) The Board shall determine, subject to the provisions of this Plan: (i) the additional Employees who shall participate in the Plan from time to time; and (ii) when an Employee shall cease to be a Participant.

7.   CONSTRUCTION OF PLAN.

           Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Participants, their designated beneficiaries or any other person. Any funds which may be invested under the provisions of this Plan shall continue for all purposes to be part of the general funds of the Company and no person other than the Company shall by virtue of the provisions of this Plan have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

8.   MINORS AND INCOMPETENTS.

           If the Committee shall find that any person to whom payment is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, any payment due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, parent, or brother or sister, or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment, in such manner and proportions as the Committee may determine it its sole discretion. Any such payment shall be a complete discharge of the liabilities of the Company, the Committee and the Board under this Plan.

9.   LIMITATION OF RIGHTS.

            Nothing contained herein shall be construed as conferring upon an Employee the right to continue in the employ of the Company as an executive or in any other capacity or to interfere with the Company's right to discharge him at any time for any reason whatsoever.

10.  PAYMENT NOT SALARY.

           Any Supplemental Plus Benefit payable under this Plan shall not be deemed salary or other compensation to the Employee for the purposes of computing benefits to which he may be entitled under any pension plan or other arrangement of the Company for the benefit of its employees.

11.  SEVERABILITY.

           In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision never existed.

12.  WITHHOLDING.

            The Company shall have the right to make such provisions as it deems necessary or appropriate to satisfy any obligations it may have to withhold federal, state or local income or other taxes incurred by reason of payments or accrual pursuant to this Plan.

13.  ASSIGNMENT.

           This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Participants and their heirs, executors, administrators and legal representatives. In the event that the Company sells all or substantially all of the assets of its business and the acquiror of such assets assumes the obligations hereunder, the Company shall be released from any liability imposed herein and shall have no obligation to provide any benefits payable hereunder.

14.  NON-ALIENATION OF BENEFITS.

           The  benefits  payable under this Plan  shall  not  be
subject   to   alienation,  transfer,  assignment,   garnishment,
execution or levy of any kind, and any attempt to cause any benefits to be so subjected shall not be recognized.

15.  GOVERNING LAW.

           To the extent legally required, the Code and ERISA shall govern this Plan and, if any provision hereof is in violation of any applicable requirement thereof, the Company reserves the right to retroactively amend this Plan to comply therewith. To the extent not governed by the Code and ERISA, this Plan shall be governed by the laws of the State of New York, without regard to conflict of law provisions.

16.  AMENDMENT OR TERMINATION OF PLAN.

           The Board or the Committee may amend this Plan from time to time in any respect, and may at any time terminate the Plan in its entirety. In addition, at any time, the Board or the Committee may exclude any Participant from further participation in the Plan. In the event of any amendment, Termination or exclusion, the Participant shall have a vested right to a benefit from this Plan equal to his total vested benefit from this Plan as of the date of such Termination, amendment or exclusion. In the event of a Termination of the Plan or exclusion of a
Participant, the Company may distribute to each or any Participant, as it deems appropriate, the Actuarial Equivalent of his accrued benefit as of such date (as if a Termination of Employment had occurred) and have no further obligation hereunder. Section 3(e) above shall continue to apply to the Participant. Any such action by the Board or the Committee with respect to the Plan shall be binding on the Company and Employee.

17.  NON-EXCLUSIVITY.

           The adoption of the Plan by the Company shall not be construed as creating any limitations on the power of the Company to adopt such other supplemental retirement income arrangements as it deems desirable, and such arrangements may be either generally applicable or limited in application.

18.  GENDER AND NUMBER.

           Wherever used in this Plan, the masculine shall be deemed to include the feminine and the singular shall be deemed to include the plural, unless the context clearly indicates otherwise.

19.  HEADINGS AND CAPTIONS.

           The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

          IN WITNESS WHEREOF, the Company has caused this Plan to be executed this 30th day of October, 1998.

                              OSG SHIP MANAGEMENT, INC.

                              By:
                                ----------------------------
                                 Title:

                            EXHIBIT A


CHANGE OF CONTROL

           For purposes of this Plan, a "Change of Control" shall be deemed to have occurred if: (i) any person (as defined in
Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and as used in Sections 13(d) and 14(d) thereof)), excluding MOC, the Company, Overseas Shipholding Group, Inc. ("OSG"), any "Subsidiary" of either, any employee benefit plan sponsored or maintained by the Company, OSG or any Subsidiary of either (including any trustee of any such plan acting in his capacity as trustee) and any person who (or group which includes a person who) is the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) as of January 1, 1994 of at least fifteen percent (15%) of the common stock of OSG, becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of shares of OSG having at least thirty percent (30%) of the total number of votes that may be cast for the election of directors of OSG; (ii) the shareholders of OSG shall approve any merger or other business combination of OSG, sale of all or substantially all of OSG's assets or combination of the foregoing transactions (a "Transaction"), other than a
Transaction involving only OSG and one or more of its Subsidiaries, or a Transaction immediately following which the shareholders of OSG immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity (excluding for this purpose any shareholder of OSG owning directly or indirectly more than ten percent (10%) of the shares of the other company involved in the Transaction if such shareholder is not as of January 1, 1994, the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act) of at least fifteen percent (15%) of the common stock of OSG); or
(iii) within any twenty-four (24) month period beginning on or after the date hereof, the persons who were directors of OSG immediately before the beginning of such period (the "Incumbent
Directors") shall cease (for any reason other than death) to constitute at least a majority of the board of directors of OSG, or the board of directors of any successor to OSG (the "Board"), provided that, any director who was not a director as of the date hereof shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval was the result of an actual or threatened election contest of the type contemplated by Regulation 14a-11 promulgated under the Exchange Act or any successor provision. Notwithstanding the foregoing, no Change of Control of OSG shall be deemed to have occurred for purposes of this Plan by reason of any Transaction which shall have been approved by action or vote of a majority of the Incumbent Directors.